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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): June 22, 2007

                          NITRO PETROLEUM INCORPORATED
                -------------------------------------------------
               (Exact name of registrant as specified in charter)

           NEVADA                                     98-0488493
---------------------------------       --------------------------------------
(State or other jurisdiction of          (I.R.S. Employer Identification No.)
     incorporation or
        organization)

29 - 3800 Pinnacle Way, Gallaghers Canyon

Kelowna, British Columbia, Canada                                  V1W 3Z8
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     (Address of principal executive offices)                    (Zip Code)


                                  250-809-9185
              ----------------------------------------------------
                            Issuer's telephone number


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)
[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d  -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e  -4(c))

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Item  4.02 Non-Reliance on Previously  Issued Financial  Statements or a Related
           Audit Report or Completed Interim Review

         On June 22, 2007, the Board of Directors of Nitro Petroleum Incorporated (the "Company" or "Nitro") concluded that the Company's previously issued financial statements for three months period ended October 31, 2006, which was filed by the Company with the SEC on Form 10-QSB on December 15, 2006 (the "Quarterly Report"), should no longer be relied upon because of an error in such financial statements as further addressed below.

         In assessing whether the legal transfer of the ownership of certain oil and gas working interests under the Asset Purchase Agreement between the Company and Quantum Energy Inc. ("Quantum") resulted in passing of these interests from the Company to Quantum for accounting purposes, the Company has concluded that the risk and other incidents of ownership have not been transferred to Quantum. The legal title still remains with Nitro. Additionally, as of October 31, 2006, there was an absence of significant financial investment by Quantum. As of October 31, 2006, Quantum had been unable to fulfill its debt obligations and the terms of the debt had to be extended subsequently on November 1, 2006. For the reasons stated above the transaction between Nitro and Quantum did not result in a divestiture for accounting purposes and accordingly, the Company has elected to defer the recognition of the transaction until such time the transaction can be treated as a divestiture for accounting purposes.

In light of the foregoing, the Board has discussed the aforementioned matters with its current auditors, reviewed the disclosures set forth in the quarterly report and intends to file an amended quarterly report in due course.

The Company's audited financial statements for the fiscal year ended January 31, 2007, which were filed with the Company's annual report on Form 10-KSB on May 18, 2007, and the interim financial statements for the quarter ended April 30, 2007, which were filed with the Company's quarterly report on Form 10-QSB on June 14, 2007, are not affected by the error in the October 31, 2006, financial statements and may continue to be relied upon.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits:

None.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                              Nitro Petroleum Incorporated

                              By /s/ Larry Wise
                              -------------------------------------

                              Larry Wise, CEO and Director

                              By /s/ Bill Thomas
                              -------------------------------------
                              William Thomas, Director


Date: June 22, 2007